Exhibit 99.2

GLOBAL MEDICAL REIT INC.

Overview to Unaudited Pro Forma Consolidated Financial Statements

Global Medical REIT Inc. (the “Company,” “our,” “we”) is a Maryland corporation engaged primarily in the acquisition of licensed, state-of-the-art, purpose-built healthcare facilities and the leasing of these facilities to strong clinical operators with leading market share.

The accompanying unaudited pro forma consolidated financial statements have been derived from our historical consolidated financial statements. The unaudited pro forma consolidated balance sheet as of June 30, 2017 is presented to reflect pro forma adjustments as if the Company’s acquisition on September 25, 2017 of the rehabilitation hospital named Central Texas Rehabilitation Hospital and approximately 1.27 acres of adjacent land that has been planned to accommodate the development of a long-term, acute care hospital (collectively the “Austin Facility”), was completed on June 30, 2017. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2017 and the twelve months ended December 31, 2016 are presented as if the acquisition of the Austin Facility on September 25, 2017 was completed on January 1, 2016. The unaudited pro forma consolidated statements of operations for both periods have also been adjusted to reflect the results of operations of the facilities that we acquired during 2016 and 2017 (refer to the “Previously Disclosed Acquisitions” columns) for the period January 1, 2016 through the respective dates of acquisition. A pro forma consolidated balance sheet as of September 30, 2017 is not presented as the acquisition was completed on September 25, 2017 and therefore the balances are included in our historical balances as of September 30, 2017.

The following unaudited pro forma consolidated financial statements should be read in conjunction with (i) our historical unaudited consolidated financial statements as of June 30, 2017 and for the six months ended June 30, 2017, (ii) our audited consolidated financial statements as of December 31, 2016 and for the twelve months ended December 31, 2016, (iii) the “Cautionary Note Regarding Forward-Looking Statements” contained in those filings, and (iv) the “Risk Factors” sections contained in in Amendment No. 2 to our Annual Report on Form 10-K for the year ended December 31, 2016.

We have based the unaudited pro forma adjustments on available information and assumptions that we believe are reasonable. The following unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what our actual consolidated financial position would have been as of June 30, 2017 assuming the transactions and adjustments reflected therein had been consummated on June 30, 2017 and what our actual consolidated results of operations would have been for the six months ended June 30, 2017 and the twelve months ended December 31, 2016 assuming the transactions and adjustments reflected therein had been completed on January 1, 2016, and additionally are not indicative of our consolidated future financial condition, results of operations, or cash flows, and should not be viewed as indicative of our future consolidated financial condition, results of operations, or cash flows.

GLOBAL MEDICAL REIT INC.

Pro Forma Consolidated Balance Sheet

(unaudited)

	As of June 30, 2017
	Historical (a)	Pro Forma Adjustments		Pro Forma

Investment in real estate:
Land	$25,822,453	6,957,821	(b)	$32,780,274
Building	306,198,609	28,507,662	(b)	334,706,271
Site improvements	3,115,289	264,634	(b)	3,379,923
Tenant improvements	2,996,662	1,108,702	(b)	4,105,364
Acquired lease intangible assets	18,083,868	3,811,181	(b)	21,895,049
	356,216,881	40,650,000		396,866,881
Less: accumulated depreciation and amortization	(7,386,209)	-		(7,386,209)
Investment in real estate, net	348,830,672	40,650,000		389,480,672
Cash	12,033,797	(92,435)	(c)(d)	11,941,362
Restricted cash	2,291,080	-		2,291,080
Tenant receivables	534,484	-		534,484
Escrow deposits	979,709	-		979,709
Deferred assets	1,867,010	-		1,867,010
Deferred financing costs, net	2,770,144	-		2,770,144
Other assets	88,695	-		88,695
Total assets	$369,395,591	40,557,565		$409,953,156

Liabilities and Stockholders’ Equity

Liabilities:
Revolving credit facility	$144,500,000	40,650,000	(d)	$185,150,000
Notes payable, net of unamortized discount of $995,990 at June 30, 2017	38,478,910			38,478,910
Accounts payable and accrued expenses	2,216,953	-		2,216,953
Dividends payable	3,700,936	-		3,700,936
Security deposits	2,444,842	-		2,444,842
Due to related parties, net	638,790	-		638,790
Acquired lease intangible liability, net	1,112,566	-		1,112,566
Total liabilities	193,092,997	40,650,000		233,742,997
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized; no shares issued and outstanding	-	-		-
Common stock $0.001 par value, 500,000,000 shares authorized at June 30, 2017, 21,105,675 shares issued and outstanding at June 30, 2017	21,106	-		21,106
Additional paid-in capital	202,513,240	-		202,513,240
Accumulated deficit	(26,231,752)	(92,435)	(c)	(26,324,187)
Total stockholders' equity	176,302,594	(92,435)		176,210,159
Total liabilities and stockholders' equity	$369,395,591	40,557,565		$409,953,156

The accompanying notes are an integral part of these unaudited consolidated financial statements.

GLOBAL MEDICAL REIT INC.

Pro Forma Consolidated Statement of Operations

(unaudited)

	For the Six Months Ended June 30, 2017
	Historical (a)	Previously Disclosed Acquisitions (b)	Historical plus Previously Disclosed Acquisitions	Austin Facility Pro Forma		Pro Forma

Revenue
Rental revenue	$11,295,797	4,208,180	15,503,977	1,649,430	(c)	$17,153,407
Expense recoveries	697,639	17,332	714,971	-		714,971
Other income	88,368	-	88,368	-		88,368
Total revenue	12,081,804	4,225,512	16,307,316	1,649,430		17,956,746

Expenses
Acquisition fees	1,478,542	-	1,478,542	-	(d)	1,478,542
General and administrative	3,428,589	-	3,428,589	-		3,428,589
Operating expenses	769,733	17,332	787,065	-		787,065
Management fees – related party	1,255,521	-	1,255,521	-		1,255,521
Depreciation expense	3,196,640	1,035,904	4,232,544	383,400	(e)	4,615,944
Amortization expense	802,908	203,847	1,006,755	186,030	(f)	1,192,785
Interest expense	3,090,579	1,485,457	4,576,036	725,722	(g)	5,301,758
Total expenses	14,022,512	2,742,540	16,765,052	1,295,152		18,060,204
Net loss	$(1,940,708)	1,482,972	(457,736)	354,278		$(103,458)

Net loss per share – Basic and Diluted	$(0.11)	-	-	-		$(0.01)

Weighted average shares outstanding – Basic and Diluted	17,624,906	-	-	-		17,624,906

The accompanying notes are an integral part of these unaudited consolidated financial statements.

GLOBAL MEDICAL REIT INC.

Pro Forma Consolidated Statement of Operations

(unaudited)

	For the Year Ended December 31, 2016
	Historical (a)	Previously Disclosed Acquisitions (b)	Historical plus Previously Disclosed Acquisitions	Austin Facility Pro Forma		Pro Forma

Revenue
Rental revenue	$8,079,555	22,997,883	31,077,438	3,298,860	(c)	$34,376,298
Other income	130,775	-	130,775	-		130,775
Total revenue	8,210,330	22,997,883	31,208,213	3,298,860		34,507,073

Expenses
Acquisition fees	1,568,470	-	1,568,470	-	(d)	1,568,470
Acquisition fees – related party	754,000	-	754,000	-		754,000
General and administrative	4,218,807	-	4,218,807	-		4,218,807
Operating expenses	72,615	-	72,615	-		72,615
Management fees – related party	1,434,294	-	1,434,294	-		1,434,294
Depreciation expense	2,334,664	6,257,715	8,592,379	766,800	(e)	9,359,179
Amortization expense	42,322	2,059,224	2,101,546	372,060	(f)	2,473,606
Interest expense	4,138,608	7,190,030	11,328,638	1,451,443	(g)	12,780,081
Total expenses	14,563,780	15,506,969	30,070,749	2,590,303		32,661,052
Net (loss) income	$(6,353,450)	7,490,914	1,137,464	708,557		$1,846,021

Net (loss) income per share – Basic and Diluted	$(0.68)	-	-	-		$0.20

Weighted average shares outstanding – Basic and Diluted	9,302,244	-	-	-		9,302,244

The accompanying notes are an integral part of these unaudited consolidated financial statements

GLOBAL MEDICAL REIT INC.

Notes to the Unaudited Pro Forma Consolidated Financial Statements

Note 1 — Overview of Unaudited Pro Forma Consolidated Financial Statements Presented

The accompanying unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations for Global Medical REIT Inc. (the “Company”) presents the pro forma impact of the acquisition of the rehabilitation hospital named Central Texas Rehabilitation Hospital and approximately 1.27 acres of adjacent land that has been planned to accommodate the development of a long-term, acute care hospital (collectively the “Austin Facility”). The unaudited pro forma consolidated statements of operations have also been adjusted to reflect the results of operations of the facilities that we acquired during 2016 and 2017 (refer to the “Previously Disclosed Acquisitions” columns) for the period January 1, 2016 through the respective dates of acquisition. On September 25, 2017, the Company acquired the Austin Facility and assumed the existing absolute triple-net lease agreement with a remaining term of approximately 9.6 years, subject to four, five-year renewal options by the tenant. The purchase price for Austin Facility was $40.65 million and was funded using borrowings from the Company’s revolving credit facility.

Unaudited Pro Forma Consolidated Balance Sheet

The accompanying unaudited Pro Forma Consolidated Balance Sheet assumes the acquisition was completed on June 30, 2017. Pro forma adjustments include only adjustments that give effect to events that are directly attributable to the transaction and factually supportable regardless of whether they have a continuing impact or are nonrecurring.

All pro forma adjustments are presented on the face of the accompanying unaudited Pro Forma Consolidated Balance Sheet.

Unaudited Pro Forma Consolidated Statements of Operations

The accompanying unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2017 and the year ended December 31, 2016, assumes the acquisition of the Austin Facility and all “Previously Disclosed Acquisitions” were completed on January 1, 2016 and the effect of all adjustments are computed through the end of the six and twelve month periods presented. Pro forma adjustments include only adjustments that give effect to events that are (i) directly attributable to the transaction, (ii) expected to have a continuing impact on the registrant, and (iii) factually supportable.

All pro forma adjustments are presented on the face of the accompanying unaudited Pro Forma Consolidated Statements of Operations for each period presented.

Note 2 — Unaudited Pro Forma Consolidated Balance Sheet Adjustments

(a)	This column represents the historical amounts contained in the Company’s Consolidated Balance Sheet as of June 30, 2017 as presented in its Form 10-Q as of June 30, 2017. However, in this unaudited Pro Forma Consolidated Balance Sheet the Company made a reclassification to the historical line item “Acquired Lease Intangible Assets, Net” to present gross intangible assets acquired as part of its business combination transactions as a separate line item within the category “Investment in Real Estate.” The Company also reclassified the related historical accumulated amortization balance on these intangible assets acquired to the line item “Accumulated Depreciation and Amortization.” This reclassification was made to conform to the Company’s presentation of those balances as contained in its Form 10-Q as of September 30, 2017.
(b)	Represents the preliminary fair value purchase price allocation for the $40.65 million paid to acquire the Austin Facility, completed in accordance with the provisions of Accounting Standards Codification Topic 805, Business Combinations.
(c)	Represents cash paid for acquisition expenses incurred related to the acquisition of the Austin Facility.
(d)	Represents $40.65 million in borrowings the Company received from its revolving credit facility that were used to fund the acquisition. There was no pro forma net impact on the Company’s cash balance from the borrowing as the funds received were immediately used to acquire the Austin Facility.

Note 3 — Unaudited Pro Forma Consolidated Statement of Operations Adjustments – Six Months Ended June 30, 2017

(a)	This column represents the historical amounts contained in the Company’s Consolidated Statement of Operations for the six months ended June 30, 2017 as presented in its Form 10-Q for the quarter ended June 30, 2017. However, in this unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2017, the Company made a reclassification to the historical presentation to include the expense line item “Operating Expenses” which primarily includes both reimbursable property operating expenses that the Company pays on behalf of certain of its tenants, including real estate taxes and insurance, non-reimbursable property operating expenses, and other operating expenses. The Consolidated Statement of Operations contained in the Company’s Form 10-Q as of June 30, 2017 included these expenses in the “General and Administrative” expense line item. This reclassification was made to conform to the Company’s presentation of those amounts as contained in its Form 10-Q as of September 30, 2017.
(b)	This column presents the results of operations for acquisitions that were completed during the six months ended June 30, 2017 as if the acquisitions occurred on January 1, 2016. The facilities acquired and the acquisition completion dates are listed in the table below:

2017 Acquisitions:
Facility	Date Acquired	Facility	Date Acquired

Cape Coral	January 10, 2017	Great Bend	March 31, 2017
Lewisburg	January 12, 2017	Oklahoma City	March 31, 2017
Las Cruces	February 1, 2017	Sandusky	April 21, 2017
Prescott	February 9, 2017	Flower Mound	June 27, 2017
Clermont	March 1, 2017	Brockport	June 27, 2017
Sandusky	March 10, 2017	Sherman	June 30, 2017

(c)	Represents rental revenue earned on the lease.
(d)	The Company incurred approximately $92,500 of acquisition expenses related to the acquisition of the Austin Facility. These expenses will not have a continuing impact on the Company and therefore do not qualify as a pro forma adjustment.
(e)	Represents depreciation expense incurred on the building using an estimated remaining useful life of 45 years, on the site improvements over their estimated remain life of 15 years and on the tenant improvements over the remaining lease term of approximately 9.6 years.
(f)	Represents amortization expense incurred on the acquired lease intangible assets computed over the remaining lease term of approximately 9.6 years
(g)	Represents interest expense incurred on the borrowings from the revolving credit facility used to fund the acquisition at an interest rate of 3.49%, as well as the amortization of the related deferred financing costs.

Note 4 — Unaudited Pro Forma Consolidated Statement of Operations Adjustments – Year Ended December 31, 2016

(a)	This column represents the historical amounts contained in the Company’s Consolidated Statement of Operations for the year ended December 31, 2016 as presented in its Form 10-K for the year ended December 31, 2016. However, in this unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016, the Company made a reclassification to the historical presentation to include the expense line item “Operating Expenses” which includes property operating expenses. The Consolidated Statement of Operations contained in the Company’s Form 10-K for the year ended December 31, 2016 included these expenses in the “General and Administrative” expense line item. This reclassification was made to conform to the Company’s presentation of those amounts as contained in its Form 10-Q as of September 30, 2017.
(b)	This column presents the results of operations for acquisitions that were completed during year ended December 31, 2016 and the six months ended June 30, 2017 as if the acquisitions occurred on January 1, 2016. The facilities acquired and the acquisition completion dates are listed in the table below:

2017 Acquisitions:
Facility	Date Acquired	Facility	Date Acquired

Cape Coral	January 10, 2017	Great Bend	March 31, 2017
Lewisburg	January 12, 2017	Oklahoma City	March 31, 2017
Las Cruces	February 1, 2017	Sandusky	April 21, 2017
Prescott	February 9, 2017	Flower Mound	June 27, 2017
Clermont	March 1, 2017	Brockport	June 27, 2017
Sandusky	March 10, 2017	Sherman	June 30, 2017

2016 Acquisitions:
Facility	Date Acquired	Facility	Date Acquired

Plano	January 28, 2016	Watertown	September 30, 2016
Westland	March 31, 2016	Sandusky	October 7, 2016
Melbourne	March 31, 2016	Carson City	October 31, 2016
Reading	July 20, 2016	Ellijay	December 16, 2016
East Orange	September 29, 2016	HealthSouth	December 20, 2016

(c)	Represents rental revenue earned on the lease.
(d)	The Company incurred approximately $92,500 of acquisition expenses related to the acquisition of the Austin Facility. These expenses will not have a continuing impact on the Company and therefore do not qualify as a pro forma adjustment.
(e)	Represents depreciation expense incurred on the building using an estimated remaining useful life of 45 years, on the site improvements over their estimated remain life of 15 years and on the tenant improvements over the remaining lease term of approximately 9.6 years.
(f)	Represents amortization expense incurred on the acquired lease intangible assets computed over the remaining lease term of approximately 9.6 years.
(g)	Represents interest expense incurred on the borrowings from the revolving credit facility used to fund the acquisition at an interest rate of 3.49%, as well as the amortization of the related deferred financing costs.

GLOBAL MEDICAL REIT INC.

Pro Forma Statement of Taxable Operating Results and Cash to be Made Available by Operations

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations of the Company based upon the unaudited pro forma consolidated statement of operations for the year ended December 31, 2016. These estimated results do not purport to represent results of operations for the Company in the future and were prepared based on the assumptions outlined in the unaudited pro forma consolidated statement of operations, which should be read in conjunction with this statement.

Net income	$1,846,021
Net book depreciation in excess of tax depreciation	448,152
Net book amortization in excess of tax amortization	2,087,255
Tax expenditures capitalized in excess of book expenditures	4,483,005
Other book / tax differences	(918,615)
Estimated taxable operating income	7,945,818

Adjustments:
Depreciation	9,359,179
Net book depreciation in excess of tax depreciation	(448,152)
Amortization	2,473,606
Net book amortization in excess of tax amortization	(2,087,255)
Estimated cash to be made available from operations	$17,243,196